Exhibit 10.5

Funding Conditions

Fundaztic.com (the “Platform”) offers both Conventional and Syariah Compliant products. The FUNDING CONDITIONS as contained herein have distinctive parts covering the Conventional products and for the Syariah Compliant products intended for clear segregation of the funding conditions involved. Please read carefully to understand and be aware of the underlying rules, processes, procedures, terms and conditions of the two separate product offerings before you proceed.

CONVENTIONAL PRODUCTS FUNDING CONDITIONS

1.	Introduction

1.1 These Funding Conditions will apply to each Funding Contract entered into through the Fundaztic online funding platform (the “Platform”). Capitalised terms not otherwise defined have the meanings given in clause 15.

1.2 Each time a Funding Request is fulfilled by way of attainment of Funding Offers amounting to the Minimum Funding Goal, the Issuer is immediately deemed to have irrevocably accepted each and every Funding Offer made in respect thereof, and a Funding Contract is (or a number of Funding Contracts are) deemed automatically entered into between the Issuer and the Investor(s) in respect of the resulting Funding. Each Funding Contract is made up of:

(a)	these Funding Conditions; and

(b)	the Key Contract Terms applicable to that Funding.

1.3 Where a Funding is made up of various Funding Parts, a separate Funding Contract is formed between the Issuer of that Funding and each Investor which has provided a Funding Part.

1.4 If you are entering into a Funding Contract as an appointed representative of a partnership, company or other business entity, you are deemed to warrant that you are duly authorised to act on its/their behalf. Breach of this requirement may result in legal action being taken against you personally.

1.5 The relationship between the Issuer and Investor shall be governed exclusively by the relevant Funding Contract. In this regard, the parties agree that in entering into the Funding Contract, they are deemed to have read, understood and agreed to and accepted each and every term and condition in the Funding Contract.

2.	Repayment

2.1 The Issuer and the Investor agree and acknowledge that the repayment of the total funded amount and interest thereon will depend on the terms of repayment under the Funding Contract for the funding, as set out in the Key Contract Terms or Varied Key Contract Terms (as the case may be), and accordingly :- (a) if the Funding Contract in respect of the funding is a Bullet Repayment Funding Contract, issuer will be required to remit, in full, the total funded amount and the interest thereon in a single bullet repayment at the expiry of the funding tenure of such Bullet Repayment Funding Contract, and (b) if the Funding Contract in respect of the funding is not a Bullet Repayment Funding Contract i.e. if the total funded amount under the Funding Contract is repayable in equal monthly or other scheduled instalments over the tenure thereof, issuer will be required to remit, in full, the total funded amount and the interest thereon.

2.2 The Issuer agrees to repay to the Investor the total Funding Amount at the time(s) and where applicable, by the instalments or bullet repayment as shown in the Key Contract Terms. It is essential that the Issuer makes these payment(s) on time. If the Issuer is late in paying an instalment or the bullet repayment funding contract, as the case may be, the Investor and Peoplender will have the rights detailed in clause 2.6 and clauses 6 and 8 below.

2.3 The Issuer’s obligation to make repayment(s) to the Investor will be satisfied by making payment(s) into the Fundaztic Trust Account from the Issuer’s specified bank account by remitting the scheduled or bullet repayment set out in the Key Contract Terms by such date as set out in the “My Fundings” section of the Platform by logging onto the Platform using its verified credentials and making payments using either IBG or FPX or other payment methods made available by the Platform. The Origination Fee will be debited upfront from: (a) the Funding before it is transferred to the Issuer, or (b) the Fundaztic Trust Account before disbursement of the Funding to such third party as authorised by the Issuer, as the case may be. In respect of a Funding Contract other than a Bullet Repayment Funding Contract, in addition to the Origination Fee, the first scheduled repayment thereunder may also be deducted upfront from the Funding before it is transferred to the Issuer. The Key Contract Terms in respect of the Funding will expressly set out if the first scheduled repayment due to the Investor(s) thereunder will be deducted upfront from the Funding before it is transferred to the Issuer. For the avoidance of doubt, the Issuer shall continue to assume all of the obligations and liabilities under the Funding Contract in respect of the Funding notwithstanding that the Issuer has authorised us, in writing, to transfer the total Funding to such third party bank account.

2.4 All repayments will be made to Investors without deduction of income tax, withholding taxes or any applicable goods and services tax unless otherwise required by law.

2.5 Where a Funding is made up of various Funding Parts, each repayment made by the Issuer will be pro-rated between the various Funding Contracts, with reference to each Funding Part value and the interest rate associated with that Funding Part, that govern the various Funding Parts, and used:

(a) first towards repaying any arrears of principal and interest rate under the Funding Contract;

(b) second towards paying the current interest rate and principal due in respect of the Funding Amount; and

(c) third towards paying any administration charges, costs, expenses or other fees due to Peoplender or any third party under the Funding Contract or other agreements entered into by the Issuer and/or the Investor, as applicable.

However, once there has been a default under the Funding, Peoplender may, in its sole discretion, reverse the order of the payment and apply any monies received first in paying any administration charges, costs, expenses or other fees incurred in respect of the relevant Funding, second to the outstanding principal of the Funding and third to the outstanding accrued interest rate.

2.6 The Issuer and the Investor agree and acknowledge that Peoplender may, at any time (including before an Event of Default has occurred), reschedule or restructure the repayments under a Funding Contract in respect of which Peoplender (in its sole and absolute discretion) deems is or would be appropriate or necessary to effectively recover the Funding Amount or any part(s) thereof from the Issuer. Where Peoplender has exercised its right to reschedule or restructure the repayments under a Funding Contract, the varied Key Contract Terms thereof will be notified to the respective Issuer and Investor of the Funding Contract on the Platform, and the relevant Issuer and Investor will be deemed to have accepted the varied repayment terms under the varied Key Contract Terms.

3.	Interest rate

The Issuer agrees to pay each Investor interest on the Funding at the interest rate set out in the Key Contract Terms. Interest on the Funding shall be calculated at the outset of the Funding for the whole period of the Funding and this shall be stated in the Key Contract Terms. Save and except in respect of a Bullet Repayment Funding Contract where the interest therefor (as specified in the Key Contract Terms) shall be paid in full in a single bullet repayment at the expiry of the tenure thereof, interest for all other Funding Contracts (i.e. Funding Contracts other than Bullet Repayment Funding Contracts) shall be paid in regular instalments as specified in the Key Contract Terms.

4.	Early Repayment

4.1 Should the Issuer wish to repay a Funding early and end the Funding Contract, the Issuer may do so provided that: - (a) it has to repay the entire Funding Amount that it owes to the

Investors under the Funding Contracts in respect of the Funding; (b) it has given Peoplender fifteen (15) Business Days prior written notice in respect thereof; and (c) in respect of a Funding Contract that is not a Bullet Repayment Funding Contract, it has paid, in full, at least six (6) monthly instalments thereunder, including any and all outstanding and overdue instalments as at the time of the written notice.

Peoplender shall grant the Issuer in respect of a Funding Contract other than a Bullet Repayment Funding Contract, a rebate on interest upon such early repayment based on the formula below for Conventional funding:-

X(X+1) Y(Y+1)	x	Total Interest

where:-

X	=	remaining funding tenure (months)

Y	=	funding tenure (months)

Total Interest	=	Funding Amount x interest rate x tenure(months)/12

There will be no rebate on interest upon early repayment under a Bullet Repayment Funding Contract.

5.	Covenants of the Issuer

The Issuer covenants with the Investor that, as from the date of the Funding Contract, until all its liabilities under the Funding Contract have been fully discharged:

5.1 the Issuer has the legal capacity to enter into the Funding Contract. If the Issuer is a limited liability partnership, partnership or company, it warrants that its appointed representative(s) has the authority to enter into the Funding Contract on its behalf;

5.2 the Issuer will deliver to Peoplender:

(a) promptly, all notices or other documents dispatched by the Issuer to its shareholders or to its creditors generally;

(b) promptly, all updated notices or other documents, should there be any changes from the notices and/or documents provided earlier to Peoplender during the Funding Application stage;

(c) within fifteen (15) days post issue, any updates to the Issuer’s trade/business licence (if any); and

(d) promptly, such financial or other information as Peoplender may, from time to time, reasonably request.

5.3 the Issuer will:

(a) promptly, after becoming aware of them, notify Peoplender of any circumstances (including without limitation, any claims and/or undisclosed liabilities, litigation, arbitration, court or administrative proceedings or investigations involving the Issuer which are current, threatened, pending or otherwise reasonably likely to occur) which could or might result in a material adverse charge in the Issuer’s financial condition, business or assets or affect its ability to perform its obligations under a Funding Contract;

(b) comply with all applicable laws and regulations and promptly obtain all consents or authorisations necessary (and do all that is needed to maintain them in full force and effect) under any law or regulation to enable it to perform its obligations under the Funding Contract and to ensure the legality, validity, enforceability and admissibility in evidence of the Funding Contract in any relevant jurisdiction, including Malaysia;

(c) notify Peoplender of any Event of Default promptly on becoming aware of its occurrence;

(d) not sell or dispose off the whole or substantial part of its undertaking, property or assets or ceases to carry on its business or a substantial part of its business as conducted by it when it entered into the Funding Contract; and

(e) carry on and conduct its business in a proper and efficient manner and will not make any substantial change to the general nature or scope of its business as carried on at the date of the Funding Contract.

5.4 the Issuer will, promptly on Peoplender’s request, supply (or procure the supply of) such documentation and other evidence as is reasonably requested by Peoplender, including but not limited to documentation/evidence required in order for Peoplender to be able to carry out, and be satisfied that it has complied with, all necessary “know your customer” or other similar checks under all applicable laws and regulations.

5.5 the Issuer agrees that it will not:

(a) borrow any monies or request for financing from its directors, officers, members, partners, shareholders or any other third party that ranks in priority of recovery to the Funding. In the event that the Issuer does make such borrowing or financing (without prejudice to Clause 6) the rights to payment of that loan or financing will be subordinated behind the Funding, except to the extent otherwise required by the applicable insolvency law and any other applicable laws;

(b) enter into any amalgamation, demerger, merger or corporate reconstruction.

6.	Events of Default

6.1 The Issuer agrees that should any of the events or circumstances set out in clause 6.2 occurs, each shall be deemed to be an Event of Default, and Peoplender may, upon becoming aware of the occurrence of an Event of Default, on the Investors’ behalf, terminate all the Funding Contracts relating to a Funding and demand immediate repayment of the Funding whereupon Peoplender shall be entitled forthwith to take such action as may be appropriate against the Issuer, including action to sue and institute by way of civil suit for the recovery of the Funding Amount or any part or parts thereof.

6.2 Each of the following events or circumstances shall be deemed an Event of Default, i.e. if:

(a) in respect of a Funding Contract other than a Bullet Repayment Funding Contract, the Issuer misses, fails to pay or only partially pays any of the monthly instalments or other payment that is due, or in respect of a Bullet Repayment Funding Contract, the Issuer misses or fails to pay, in full, the single bullet repayment on or by the date on which such amount is due;

(b) the Issuer has provided false information(including without limitation the purpose for which the Funding has been requested) or has failed to provide any material information of which it is aware in a way which could have affected the decision to allow the Issuer to register on the Platform, the decision to list Funding Requests on the Platform, the risk scoring grade that Peoplender has given to the Funding, or the information that is provided to Investors in contemplation of their providing funding to the Issuer;

(c) the Issuer has breached the terms of a Funding Contract (including the terms of these Funding Conditions and the Key Contract Terms) and/or any other funding contract that it is a party to(including those relating to a different funding on the Platform) and, in respect of other funding contracts only, either notice has been given to the Issuer ending that funding contract or Peoplender has reasonable grounds to believe that as a result of such breach:

(i)	the Issuer will also breach the terms of the Funding Contracts (or any of them); or

(ii)	any of the other events of default stated in this clause will occur;

(d) any legal proceedings, suit or action of any kind whatsoever (whether criminal or civil) is instituted against the Issuer which could or might result in a material adverse charge in the Issuer’s financial condition, business or assets or affect its ability to perform its obligations under a Funding Contract;

(e) the Funding is not used for the purposes stated or is used for illegal purposes;

(f) an event or a series of events (whether within or outside Malaysia and whether of a national or an international nature) including any act of violence, terrorism, hostility or war or other calamity has occurred which in Peoplender’s opinion:-

(i) could or might affect the Issuer’s ability or willingness to fully comply with all or any of its obligations under any Funding Contract or make it improbable that the Issuer would be able to do so; or

(ii) could or might jeopardize the Funding;

(g) a notice or proposal for compulsory acquisition of all or any of the assets of the Issuer is issued or made under or by virtue of an Act of Parliament or other statutory provision;

(h) in Peoplender’s opinion, the Issuer has not carried on/ is not carrying on its business affairs in accordance with sound financial and industrial standards and practices;

(i) the Issuer’s membership of the Platform is terminated / terminable for any reason under Fundaztic Terms and Conditions;

(j) the Issuer becomes insolvent, or any step is taken which could result in it becoming insolvent, or a petition is presented, or an order made or an effective resolution passed for the winding up or dissolution or for the appointment of a liquidator of the Issuer;

(k) the Issuer ceases to pay its debts or is unable to pay its debts as they fall due or is deemed unable or admits its inability to do so or makes a general assignment for the benefit of or a composition with its creditors or allowed a judgement against it to remain unsatisfied for a period of fourteen (14) days or not discharged or stayed within twenty-one (21) days from the date of the taking of the step or petition;

(l) the Issuer sells or disposes of the whole or substantial part of its undertaking, property or assets or ceases to carry on its business or a substantial part of its business as conducted by it when it entered into the Funding Contract;

(m) notice is given of an intention to appoint an administrator, a petition is filed or a competent court makes an order for the appointment of an administrator in relation to the Issuer;

(n) an encumbrancer takes possession or steps are taken for the appointment of an administrator or receiver or administrative receiver or manager or supervisor or sequestrator over the whole or any substantial part of the undertaking or assets of the Issuer;

(o) any person who has provided a guarantee and indemnity for the Funding or any Funding Part breaches the terms of any guarantee and indemnity or other Fundaztic document that it is a party to, or disputes or threatens to dispute the enforceability of that guarantee and indemnity or other document, or suffers or is likely to suffer a material adverse change to their financial position, or Peoplender has any reason to believe that a guarantee and indemnity or security document has become unenforceable, and in any case, a replacement guarantee and indemnity or security document has not been provided to Peoplender’s reasonable satisfaction within fourteen (14) days of a request from Peoplender;

(p) the Issuer (or if any person who has provided a guarantee and indemnity for the Funding or any Funding Part) dies, becomes of unsound mind, becomes bankrupt or makes a voluntary arrangement with anyone that they owe money to;

(q) a claim by taxation authorities of Malaysia (or any other governmental department of agency or other public body) is, or is reasonably likely to be adversely decided against the Issuer and the Issuer does not meet any payment obligation relating to that claim within the required period;

(r) there is a change in applicable law or regulations or in the financial, economic or political conditions in Malaysia which in Peoplender’s opinion (which opinion shall be final and binding) would render it inadvisable or impractical or impossible or illegal or unlawful for the Funding to be/ continue to be made available or for the Issuer to perform or comply with any one or more of its obligations under the Funding Contract;

(s) a material adverse change occurs in the financial condition of Issuer, or Peoplender believes that the prospect of payment or performance of the Issuer’s liabilities to the Investors is impaired; or

(t) any event or a series of events whether related or not has or have occurred which in Peoplender’s opinion (which opinion shall be final and binding upon the Issuer) could or might affect or prejudice the ability or willingness of the Issuer to comply with all or any of its respective obligations hereunder.

7.	Fees & Charges

7.1 Where a Funding has been granted to the Issuer, the Issuer shall be required to pay fees to Peoplender to compensate it for its role in administering and facilitating the services provided to the Issuer on the Platform. This shall include the Origination Fees as per the prevailing fee tariff published on the Platform. The Origination Fees will be: (a) included in the total charge for credit in the Key Contract Terms and deducted from the amount borrowed or financed before being transferred to the Issuer so the Issuer will receive the amount borrowed or financed less the Origination Fees (and, where applicable, the amount of the first scheduled repayment may also be debited upfront pursuant to clause 2.3 above), or (b) will be notified to you on the Platform and debited from the Fundaztic Trust Account before the total Funding is transferred to such third party as authorised in writing by the Issuer so such third party will receive the total Funding without any deductions thereto. The Issuer may also be liable to pay such other fees as may be determined by Peoplender and informed to the Issuer from time to time.

7.2 The Investor shall be obliged to pay to Peoplender a Platform Management Fee which will be deducted from:- (a) in respect of a Funding Contract other than a Bullet Repayment Funding Contract, each repayment to the Investor, and (b) in respect of a Bullet Repayment Funding Contract, the single bullet repayment to the Investor. The Platform Management Fee is imposed to cover the costs of running the Platform and administering the Funding.

7.3 Other fees or charges that may be charged by Peoplender (or by any collection agency Peoplender may appoint in relation to the Issuer’s Funding Contracts) and which will be added to the Funding or outstanding arrears are:

(a) once a Funding repayment has been outstanding for seven (7) days or more, for conventional funding, Peoplender (or any collection agency appointed by it to attempt to collect overdue money from an Issuer) will charge an administration fee of (i) RM100.00; or (ii) two percent (2%) of the missed payment, whichever is the higher, subject to a maximum of RM250.00 for each Funding Contract which shall be payable immediately;

(b) In respect of a Bullet Repayment Funding Contract which has been deemed to have triggered an event of default, interest (“Additional Interest”) from the relevant due date until full repayment is made (pro-rated on a daily basis) at the prescribed interest rate on the total funded amount as set out in the Key Contract Terms or Varied Key Contract Terms (as the case may be), and retain such Additional Interest.

(c) where a field agent has been employed as part of the collections process, Peoplender or its collection agency may charge a fee; and

(d) all litigation, enforcement and recovery costs and expenses, including (but not limited to) legal fees and expenses, to cover litigation or enforcement of any judgement in each case to recover any Funding or outstanding arrears.

The Issuer agrees that Peoplender reserves the right to waive, reduce the aforesaid fees from time to time. Any such changes will be notified to the Issuer and Investors on the Platform.

7A.	Transfer by Investors

7A.1 Each Investor may, subject to the requirements under the applicable laws and conditions determined by Peoplender from time to time, transfer by assignment his / her / its right, title and interest in any Funding Contract and all associated Funding Parts and all associated rights under the Fundaztic Terms and Conditions to any other registered Investor on the Platform.

7A.2 The Issuer’s rights and obligations under a Funding Contract that has been transferred shall not be adversely affected in any way whatsoever.

7A.3 An Issuer shall not be entitled to assign or transfer its rights or obligations under any Funding Contract.

7A.4 A transfer by assignment pursuant to clause 7A.1 of these Funding Conditions shall be effected by the transferring Investor and the new Investor entering into a Transfer Certificate. A Transfer Certificate will be entered into by electronic means in accordance with the Fundaztic Terms and Conditions upon the acceptance by the new Investor of an offer by the transferring Investor to sell a Funding Part (including using any automatic bid facility) and this will have the same effect as if the Transfer Certificate was signed in a hard single copy.

7A.5 At the time of entry into of a Transfer Certificate and notification to the Issuer (“Transfer Time”): (a) the transferring Investor assigns absolutely to the new Investor the rights, title and interest in the relevant Funding Contract and all associated rights; (b) the Issuer and the transferring Investor shall be released from further obligations towards one another under the relevant Funding Contract (“Discharged Obligations”); and (c) the Issuer and the new Investor shall assume those Discharged Obligations towards one another. The new Investor will, with effect from the Transfer Time, become a party to the relevant Funding Contract as an “Investor”.

7A.6 The Issuer confirms its agreement to these arrangements and waives any requirement for it to be a party to, or to receive a copy of the Transfer Certificate. Without prejudice to the aforesaid, Peoplender retains the right to deliver a copy of the Transfer Certificate electronically to the Issuer or give electronic notice to the Issuer of such assignment of the Funding Contract(s) and the Issuer accepts such notice as having been duly delivered.

7A.7 There shall otherwise be no effect on the Key Contract Terms applicable to that Funding Contract.

7A.8 Any fees charged by Peoplender for administering a transfer by assignment shall be paid by the relevant Investors in accordance with the Fundaztic Terms and Conditions, and the Issuer shall not be liable for any fees in connection with the transfer.

8.	Appointment of Collection Agent

8.1 Each Investor has agreed and irrevocably and unconditionally authorised Peoplender to pursue the Issuer and/or any guarantor(s) in respect of the Funding (directly or indirectly) in Peoplender’s own name as agent for and on behalf of such Investor for collection of monies due and owing in the event of a default in payment of any Funding Parts or for any other Event of Default here under or under any such guarantee and indemnity provided to the Investor. The Issuer hereby confirms its agreement to these arrangements.

8.2 The Issuer and Investors have agreed that Peoplender may, in turn appoint solicitors and/or recovery or debt collection agent(s). The Investors have also authorised Peoplender to take all and any reasonable actions to protect Peoplender’s, or the Investors’, rights as available in any relevant jurisdiction which may include:

●	registration of liens, charges and rights as available; and

●	any other action as available from time to time in accordance with the applicable laws.

8.3 The Issuer and Investors have acknowledged and agreed that if Peoplender (or the collection agent appointed by it) is unable to collect any debt or part thereof under the Funding Contract(s) and/or any guarantee and indemnity, the Investors will retain the right to enforce their rights under the relevant Funding Contract and/or any such guarantee and indemnity directly against the Issuer and/or the guarantor(s). In such a situation, it is expressly agreed by the Issuer and the Investors that upon the request of an Investor, Peoplender shall provide such Investor with the relevant contact details of the Issuer and/or the guarantor(s) to enable the Investor to pursue its claim directly. The Issuer and the Investors hereby expressly agree that a written certification or certifications by Peoplender identifying the Issuer or Investors or guarantor(s) in respect of a Funding Contract will be final and conclusive evidence of the identity of such Issuer or Investors.

9.	Information Undertakings

9.1 If the Issuer is, or at any time becomes, aware of any of the following circumstances, claims or potential claims then the Issuer agrees with the Investor that it will promptly provide to Peoplender full written details of such circumstances, claims or potential claims:

(a) circumstances (including without limitation any claims, undisclosed liabilities, litigation, arbitration, court proceedings or investigations which are current, threatened, pending or otherwise reasonably likely to occur against the Issuer by any third party) which could or might result in a material adverse change in the Issuer’s financial condition, business or assets;

(b) any current or future claim (or potential claim) by the taxation authorities of Malaysia (or any other governmental department or agency or other public body) against the Issuer; and/or

(c) the occurrence of any event constituting an Event of Default or a potential Event of Default.

9.2 The Issuer shall, from time to time, on request from Peoplender, provide Peoplender with such information (including documents) as it may require about the Issuer’s financial condition, business and affairs, and compliance with the terms of the Funding Contract.

9.3 The Issuer shall permit Peoplender’s employees or agents on reasonable notice and during business hours to attend and inspect its premises and any of the Issuer’s books, accounts and records and to make copies of any such information. The Issuer agrees to meet with any such employee or agent within five (5) Business Days of request by Peoplender and answer all reasonable queries of such employee or agent.

10.	No Reliance

10.1 The Issuer confirms that, in entering into each Funding Contract, it has not relied on any representation made by or on behalf of Peoplender or the Platform or any of the Investors or on any written statement, advice, opinion or information given to the Issuer in good faith by or on behalf of Peoplender, the Platform or any of the Investors; and has been and will continue to be solely responsible for making its own independent appraisal and investigation of all risks arising under or in connection with each Funding Contract.

10.2 The Investors confirm that, in entering each Funding Contract and/or Transfer Certificate, it/ he/ she has not relied on any representation made by or on behalf of Peoplender, the Platform or the Issuer (except the representations made by the Issuer in these Funding Conditions), or on any written statement, advice, opinion or information given to the Investors in good faith by or on behalf of Peoplender or the Platform; and has been and will continue to be solely responsible for making its/ his/ her own independent appraisal and investigation of all risks arising under or in connection with each Funding Contract and/or Transfer Certificate.

11.	General

11.1 The Funding Conditions and each Funding Contract are governed by and construed in accordance with the laws of Malaysia, and each Investor and Issuer submits to the non-exclusive jurisdiction of the courts in Malaysia.

The Investor and Issuer hereby expressly agree(s) that Peoplender reserves the right to institute legal proceeding in the courts of any State in Malaysia and the Investor and Issuer hereby expressly agree(s) to waive any and all objection on the ground of forum non conveniens or any other jurisdictional objection.

11.2 If any part of the Funding Conditions is at any time held by a court of competent jurisdiction or found to be void,invalid, illegal or unenforceable, then it shall be treated as changed or reduced, only to the extent minimally necessary to bring it within the laws of that jurisdiction and to prevent it from being void and it shall be binding in that changed or reduced form. Subject to that, each provision shall be interpreted as severable and shall not in any way affect the validity or enforceability of the remainder of the Funding Conditions or the Funding Contract.

11.3 Any failure on the part of either party to exercise or enforce any right conferred upon it by a Funding Contract shall not be deemed to be a waiver of any such right or operate so as to prevent the exercise or enforcement of any right conferred upon the parties by the Funding Contract, and neither shall any waiver by either party of a breach of any provision of these Funding Conditions and/or the Funding Contract be considered to be a waiver of any other or later breach of the same, or any other, provision.

11.4 The records kept by Peoplender shall be conclusive of the facts and matters they purport to record.

11.5 The Issuer being a company (private limited or unlisted public) or partnership or limited liability partnership, by entering into the Funding Contract, the representative of the Issuer shall be required to make the following confirmation on the Platform: “I confirm that I am authorised by the business I represent to enter into this agreement for and on behalf of the business I represent and that I am authorised to bind the business I represent to the terms of this agreement.”

11.6 The parties shall do and cause to be done all such acts, matters and things and shall execute and deliver all such documents and instruments as shall be required to enable the parties to perform their respective obligations under, and to give effect to the transactions contemplated by, these Funding Conditions and/ or the Funding Contract.

11.7 These Funding Conditions, the Funding Contract and the documents referred to in it constitute the entire understanding and agreement of the parties relating to the subject matter of these Funding Conditions and the Funding Contract and supersedes, cancels and replaces all prior agreements between the parties which relate to the same subject matter whether written, oral, implied or as may be inferred from the correspondence, oral statements or conduct of the parties.

11.8 Save as it otherwise expressly stated herein, no amendments or variations to the Funding Contract (including these Funding Conditions) shall be effective unless agreed in writing by Peoplender and the duly authorised representatives of the parties.

11.9 Any notices to be given to the Issuer/Investor/Peoplender in relation to any Funding Contract shall be sent by email to the said party care of Fundaztic at support@fundaztic.com or creditadmin@fundaztic.com quoting the sender’s and recipient’s unique reference number allocated by Peoplender or verified e-mail address (as applicable).

Where Investors pursue their claims against the Issuer directly in the situation described in clause 8.3 above (at which time the identities and contact details of the Investors and the Issuer shall be made known to each other) all notices or demands to be given by either party in relation to the Funding Contract shall be made in writing and sent by e-mail, personally, by courier, by registered mail, or by facsimile to the last known correspondence, fax or e-mail address provided by such party. The unique reference numbers of the parties as allocated by Peoplender should be quoted in the said notices or demands. Notice by e-mail shall be deemed to be served upon and received upon being sent. Any notice sent by registered post shall be deemed to have been served on the fifth (5th) day after the date on which it is posted. Any notice sent by facsimile shall be deemed to have been served on the date on which such facsimile is transmitted. In each case, if the date of delivery is not a Business day, the date of service shall be next succeeding Business day.

Any legal notice, demand, writ or legal process issued by Peoplender against the Issuer/Investor shall be served by e-mail or by facsimile or by registered post to the e-mail address or facsimile number or the last known correspondence address provided by the Issuer/Investor to Peoplender. Any legal notice, demand, writ or legal process sent by e-mail shall be deemed to be served upon and received by the Investor/Issuer upon being sent by Peoplender. Any legal notice, demand, writ or legal process sent by registered post shall be deemed to have been served on the fifth (5th) day after the date on which it is posted (including the date of posting). Any legal notice, demand, writ or legal process sent by facsimile shall be deemed to have been served on the date on which such facsimile is transmitted. In each case, if the date of delivery is not a business day, the date of service shall be the next succeeding business day.

11.10 The Issuer and the Investors undertake that it/ he/ she shall not at any time after the date of the Funding Contract use, divulge or communicate to any person (except to professional representatives or advisers or as may be required by law or any legal or regulatory authority) any Confidential Information, and will use best endeavours to prevent the unauthorised publication or disclosure of any Confidential Information, and will only use such Confidential Information for the purposes of proposing, considering or making transactions through the Platform.

11.11 If any goods and services tax or any other similar tax is chargeable on any sum payable by the Issuer to the Investors, or by the Issuer to Peoplender, or by the Investors to Peoplender, the Issuer or the Investors, as the case may be, shall pay to the relevant party (in addition to and simultaneously with the payment of such sum) an amount equal to the amount of the goods and services tax or any such other tax payable.

11.12 The Issuer and Investor hereby expressly agree that a written confirmation signed by a duly authorised representative of Peoplender and issued by Peoplender shall be final and conclusive proof of the Issuer’s indebtedness under the Funding Contract. Where the Issuer has incurred outstanding debts from more than one Funding Contract, the Issuer and Investor hereby expressly agree that a written confirmation signed by a duly authorised representative of Peoplender and issued by Peoplender shall be final and conclusive proof of the Issuer’s total indebtedness under all the Funding Contracts.

12.	Service and Complaints

12.1 The Issuer should contact Peoplender if there are any terms of a Funding Contract it wishes to discuss. Alternatively the Issuer may wish to seek independent advice to help it fully understand the Funding Contract and the implications of its terms.

12.2 If the Issuer or Investor wishes to make a complaint about the Funding Contract or the Platform, they may do so in person, in writing or by post or email or by telephone. Please see Fundaztic’s Complaints Procedure (accessible on the Platform at “Complaints Procedure”).

13.	Interpretation

13.1 Unless the context otherwise requires,reference in these Funding Conditions to:

(a) persons include individuals, corporations, and unincorporated bodies or associations that are recognised at law (whether or not having a separate legal personality and irrespective of their jurisdiction or origin, incorporation or residence);

(b) a party means a party to these Funding Conditions (namely, the Issuer and the Investor) and includes their respective successors and permitted assigns;

(c) Clauses and Schedules shall be references to the relevant clause or schedule of these Funding Conditions; and a reference to a paragraph is to the relevant paragraph in the Schedule in which it appears;

(d) the terms “including”, “include”, “in particular” or any similar expression shall be construed as illustrative and shall not limit the sense of the words preceding those terms; and

(e) the singular includes the plural (and vice versa) and use of any gender includes the other genders.

13.2 The headings in these Funding Conditions are for convenience only and shall not affect the construction or interpretation of these Funding Conditions.

13.3 Any reference to these Funding Conditions, Fundaztic Terms and Conditions, contract or document includes any amendments or variations thereto made from time to time and any other instrument entered into supplemental thereto or in substitution thereof.

13.4 Save as it otherwise expressly stated herein,any liberty or power or discretion which may be exercised or any determination which may be made hereunder by Peoplender may be exercised or made in Peoplender’s absolute and unfettered discretion and Peoplender shall not be under any obligation to give any reason therefor. For the avoidance of doubt, the Issuer and the Investors acknowledge and agree that they will not challenge Peoplender’s authority granted and/or Peoplender’s discretion exercised here under or under the Fundaztic’s Terms and Conditions.

13.5 The term “Issuer” in these Funding Conditions shall, in reference to an entity established as a partnership or sole proprietorship, include, where the context requires, any partner or sole proprietor of such Issuer.

14.	Defined terms

14.1 In these Funding Conditions and each Funding Contract the following words have the meanings set out next to them in the table below:

“Issuer”	an entity registered on the Platform for the purpose of raising funds via the Platform.

“Bullet Repayment Funding Contract”	The Funding Contract(s) in respect of a Funding under which repayment of the Funding Amount thereunder will be required to be made by the Issuer in a single bullet repayment at the expiry of the tenure thereof.

“Business Day”	any day except a Saturday, Sunday or public holiday and on which banks in Kuala Lumpur are open for business.

“Confidential Information”	all information in whatever form (including in visual, oral or electronic form) relating to Peoplender or any Investor (including all Investor profiles) or a company that was previously an Investor which is provided or disclosed through the Platform (or to any employees or agents) in connection with the use of the Platform.

“Event of Default”	any of the events as described in clause 6 of these Funding Conditions.

“Key Contract Terms”	the summary of the key commercial terms applicable to a particular Funding and Funding Contract made on a single occasion between an Issuer and each relevant Investor and shall include where applicable, any varied Key Contract Terms.

“Investor” or “Investors”	the individuals or entities registered on the Platform for the purposes of investing funds via the Platform.

“Funding”	the aggregate amount(s) of funds raised by an Issuer pursuant to a Funding Contract or multiple Funding Contracts entered into between an Issuer and an Investor (or multiple Investors).

“Funding Amount “	in respect of a Funding, the total amount of principal and interest and any applicable fees outstanding under the Funding Contract or multiple Funding Contracts relating to that Funding at the time of calculation.

“Funding Conditions”	these Funding Conditions.

“Funding Contract”	the agreement governing the terms on which an Investor has provided a Funding Part to an Issuer, in each case made up of the Funding Conditions and Key Contract Terms applicable to the relevant Funding. A Funding Contract constitutes an “investment note” within the meaning of Chapter 13 of the Guidelines on Recognized Markets issued by the Securities Commission Malaysia.

“Funding Offer”	an offer by an Investor to provide funding to an Issuer the whole or part of the Funding Amount requested pursuant to a Funding Request.

“Funding Part”	in respect of a Funding which has been provided by multiple Investors, the part of a Funding which has been provided by a particular Investor.

“Funding Request”	a request for funding by an Issuer which is listed on the Platform.

“Platform Management Fee”	the fee charged by Peoplender to Investors to cover the cost of administering Funding Contracts, as specified in clause 7.2.

“Minimum Funding Goal”	in relation to a Funding Request, an amount equivalent to at least eighty per cent (80%) of the total amount to be raised pursuant to a Funding Request within the relevant funding period.

“Peoplender”	Peoplender Sdn Bhd (Company No. 1169655-M), the operator of the Platform.

“Fundaztic Trust Account”	a segregated trust account established and maintained by a licensed third party administrator in a bank licensed under the Financial Services Act 2013 or Islamic Financial Services Act 2013 for the sole purpose of holding funds to which the Issuer and or the Investor is beneficially entitled to.

“Fundaztic Terms and Conditions”	the Issuer Terms and/or the Investor Terms, and/or a Funding Contract and/or any other terms and conditions in relation to the Platform which are applicable to the Issuer or the Investors, as the case may be.

“Platform”	the internet marketplace which Peoplender operates at www.Fundaztic.com for the purpose of matching Funding Request and Funding Offers.

“Origination Fees”	the fees charged by Peoplender to the Issuer for enabling the Issuer to borrow on the Platform, as specified in clause 7.1.

“Transfer Certificate”	the pre-determined form to be entered into between two Investors who have agreed on the Platform to buy and sell Funding Part(s) and assign their rights under the relevant Funding Contract(s).

/s/ Lim Seow Leong	/s/ Chu Hoon Weng

Lim Seow Leong	Chu Hoon Weng
860827435273	860130296269
Personal Banking Details :-	Personal Banking Details :-
Bank Name : MAYBANK	Bank Name : OCBC
Bank Account No. : 108057098570	Bank Account No. : 7012518252

______This is the end of the Funding Conditions for Conventional Products. The following Funding Conditions are for Syariah Compliant Products______

SYARIAH COMPLIANT PRODUCTS FUNDING CONDITION

1.	Introduction

1.1 These Funding Conditions will apply to each Funding Contract entered into through the Fundaztic online funding platform (the “Platform”). Capitalised terms not otherwise defined have the meanings given in clause 15.

1.2 Each time a Funding Request is fulfilled by way of attainment of Funding Offers amounting to the Minimum Funding Goal, the Issuer is immediately deemed to have irrevocably accepted each and every Funding Offer made in respect thereof, and a Funding Contract is (or a number of Funding Contracts are) deemed automatically entered into between the Issuer and the Investor(s) in respect of the resulting Funding. Each Funding Contract is made up of:

(a)	these Funding Conditions; and

(b)	the Key Contract Terms applicable to that Funding.

1.3 Where a Funding is made up of various Funding Parts, a separate Funding Contract is formed between the Issuer of that Funding and each Investor which has provided a Funding Part.

1.4 If you are entering into a Funding Contract as an appointed representative of a partnership, company or other business entity, you are deemed to warrant that you are duly authorised to act on its/their behalf. Breach of this requirement may result in legal action being taken against you personally.

1.5 The relationship between the Issuer and Investor shall be governed exclusively by the relevant Funding Contract. In this regard, the parties agree that in entering into the Funding Contract, they are deemed to have read, understood and agreed to and accepted each and every term and condition in the Funding Contract.

1.6 The Islamic funding is based on the Shariah principle of Murabahah (via Tawarruq) arrangement for the underlying contract. The Investor(s) and the Issuer(s) hereby appoint Peoplender as the agent or wakil to perform all necessary requirements for the execution of the said arrangement.

1.7 The principle of Murabahah (via Tawarruq) arrangement shall be applied with the following manner:

(i) Pursuant to this Funding Condition, upon successful funding of the Islamic funding note, Peoplender on behalf of the Issuer shall execute the Purchase Request (refer Appendix A);

(ii) Pursuant to the above, Peoplender (acting on behalf of Investor) shall purchase the commodities from the commodity supplier at the purchase price which is equivalent to the funding amount raised (“Purchase Price”) on a spot payment basis.

(iii) Upon acquiring the commodities, Peoplender (acting on behalf of the Investor) sells the commodities to the Issuer pursuant to the Offer for Sale (refer Appendix B) at the price which is equivalent to the Purchase Price plus profit (“Sale Price”) on a deferred payment basis.

(iv) Pursuant to the Acceptance to the Offer for Sale (refer Appendix C), Peoplender (acting on behalf of Issuer) accepts the sale and subsequently sells the commodities to commodity buyer at price equivalent to the Purchase Price on a spot payment basis. The proceed of the sale shall be disbursed to the Issuer.

2.	Payment

2.1 The Issuer and the Investor agree and acknowledge that the payment of the total funded amount and profit thereon will depend on the terms of payment under the Funding Contract for the funding, as set out in the Key Contract Terms or Varied Key Contract Terms (as the case may be), and accordingly :- (a) if the Funding Contract in respect of the funding is a Bullet Payment Funding Contract, issuer will be required to remit, in full, the total funded amount and the profit thereon in a single bullet payment at the expiry of the funding tenure of such Bullet Payment Funding Contract, and (b) if the Funding Contract in respect of the funding is not a Bullet Payment Funding Contract i.e. if the total funded amount under the Funding Contract is payable in equal monthly or other scheduled instalments over the tenure thereof, issuer will be required to remit, in full, the total funded amount and the profit thereon.

2.2 The Issuer agrees to pay to the Investor the total Funding Amount at the time(s) and where applicable, by the instalments or bullet payment as shown in the Key Contract Terms. It is essential that the Issuer makes these payment(s) on time. If the Issuer is late in paying an instalment or the bullet payment funding contract, as the case may be, the Investor and Peoplender will have the rights detailed in clause 2.6 and clauses 6 and 8 below.

2.3 The Issuer’s obligation to make payment(s) to the Investor will be satisfied by making payment(s) into the Fundaztic Trust Account from the Issuer’s specified bank account by remitting the scheduled or bullet payment amount(s) set out in the Key Contract Terms by such date as set out in the”My Fundings” section of the Platform by logging onto the Platform using its verified credentials and making payments using either IBG or FPX or other payment methods made available by the Platform. The Origination Fee will be debited upfront from: (a) the Funding before it is transferred to the Issuer, or (b) the Fundaztic Trust Account before disbursement of the Funding to such third party as authorised by the Issuer, as the case may be. In respect of a Funding Contract other than a Bullet Payment Funding Contract, in addition to the Origination Fee, the first scheduled payment thereunder may also be deducted upfront from the Funding before it is transferred to the Issuer. The Key Contract Terms in respect of the Funding will expressly set out if the first scheduled payment due to the Investor(s) thereunder will be deducted upfront from the Funding before it is transferred to the Issuer. For the avoidance of doubt, the Issuer shall continue to assume all of the obligations and liabilities under the Funding Contract in respect of the Funding notwithstanding that the Issuer has authorised us, in writing, to transfer the total Funding to such third party bank account.

2.4 All payments will be made to Investors without deduction of income tax, withholding taxes or any applicable goods and services tax unless otherwise required by law.

2.5 Where a Funding is made up of various Funding Parts, each payment made by the Issuer will be pro-rated between the various Funding Contracts, with reference to each Funding Part value and the profit rate associated with that Funding Part, that govern the various Funding Parts, and used:

(a) first towards paying any arrears of Purchase Price or profit rate under the Funding Contract;

(b) second towards paying the current profit rate or Purchase Price due in respect of the Funding Amount; and

(c) third towards paying any administration charges, costs, expenses or other fees due to Peoplender or any third party under the Funding Contract or other agreements entered into by the Issuer and/or the Investor, as applicable.

However, once there has been a default under the Funding, Peoplender may, in its sole discretion, reverse the order of the payment and apply any monies received first in paying any administration charges, costs, expenses or other fees incurred in respect of the relevant Funding, second to the outstanding Purchase Price of the Funding and third to the outstanding accrued profit rate.

2.6 The Issuer and the Investor agree and acknowledge that Peoplender may, at any time (including before an Event of Default has occurred), reschedule or restructure the payments under a Funding Contract in respect of which Peoplender (in its sole and absolute discretion) deems is or would be appropriate or necessary to effectively recover the Funding Amount or any part(s) thereof from the Issuer. Where Peoplender has exercised its right to reschedule or restructure the payments under a Funding Contract, the varied Key Contract Terms thereof will be notified to the respective Issuer and Investor of the Funding Contract on the Platform, and the relevant Issuer and Investor will be deemed to have accepted the varied payment terms under the varied Key Contract Terms.

3.	Profit rate

The Issuer agrees to pay each Investor profit on the Funding at the profit rate set out in the Key Contract Terms. Profit on the Funding shall be calculated at the outset of the Funding for the whole period of the Funding and this shall be stated in the Key Contract Terms. Save and except in respect of a Bullet Payment Funding Contract where the profit therefor (as specified in the Key Contract Terms) shall be paid in full in a single bullet payment at the expiry of the tenure thereof, profit for all other Funding Contracts (i.e. Funding Contracts other than Bullet Payment Funding Contracts) shall be paid in regular instalments as specified in the Key Contract Terms.

For Islamic financing products, the profit rate adopted shall be fixed in determining the Sale Price. Peoplender may adopt Contracted and Prevailing Profit Rate mechanism in determining the applicable profit rate. In the event the mechanism is applied, Murabahah will be executed using Contracted Profit Rate as per the Key Contract Terms/Varied Key Contract Terms. Under this mechanism, the Murabahah will be contracted at a higher profit rate i.e., Contracted Profit Rate. Payment by the Issuer will however be calculated on the Prevailing Profit Rate which would be lower than or at par with the Contracted Profit Rate equivalent to the instalment payment which will be displayed in the Key Contract Terms/Varied Key Contract Term. In the event that payment is received on a timely basis for full settlement, the amount difference between Contracted Profit Rate and Prevailing Profit Rate shall be given as Ibra’.

4.	Early Payment

4.1 Should the Issuer wish to pay a Funding early and end the Funding Contract, the Issuer may do so provided that: - (a) it has to pay the entire Funding Amount payable to the Investors under the Funding Contracts in respect of the Funding; (b) it has given Peoplender fifteen (15) Business Days prior written notice in respect thereof; and (c) in respect of a Funding Contract that is not a Bullet Payment Funding Contract, it has paid, in full, at least six (6) monthly instalments thereunder, including any and all outstanding and overdue instalments as at the time of the written notice.

For Islamic funding, the Ibra’ shall be granted by the Investor pursuant to clause 13.

5.	Covenants of the Issuer

The Issuer covenants with the Investor that, as from the date of the Funding Contract, until all its liabilities under the Funding Contract have been fully discharged:

5.1 the Issuer has the legal capacity to enter into the Funding Contract. If the Issuer is a limited liability partnership, partnership or company, it warrants that its appointed representative(s) has the authority to enter into the Funding Contract on its behalf;

5.2 the Issuer will deliver to Peoplender:

(a) promptly, all notices or other documents dispatched by the Issuer to its shareholders or to its creditors generally;

(b) promptly, all updated notices or other documents, should there be any changes from the notices and/or documents provided earlier to Peoplender during the Funding Application stage;

(c) within fifteen (15) days post issue, any updates to the Issuer’s trade/business licence (if any); and

(d) promptly, such financial or other information as Peoplender may, from time to time, reasonably request.

5.3 the Issuer will:

(a) promptly, after becoming aware of them, notify Peoplender of any circumstances (including without limitation, any claims and/or undisclosed liabilities, litigation, arbitration, court or administrative proceedings or investigations involving the Issuer which are current, threatened, pending or otherwise reasonably likely to occur) which could or might result in a material adverse charge in the Issuer’s financial condition, business or assets or affect its ability to perform its obligations under a Funding Contract;

(b) comply with all applicable laws and regulations and promptly obtain all consents or authorisations necessary (and do all that is needed to maintain them in full force and effect) under any law or regulation to enable it to perform its obligations under the Funding Contract and to ensure the legality, validity, enforceability and admissibility in evidence of the Funding Contract in any relevant jurisdiction, including Malaysia;

(c) notify Peoplender of any Event of Default promptly on becoming aware of its occurrence;

(d) not sell or dispose off the whole or substantial part of its undertaking, property or assets or ceases to carry on its business or a substantial part of its business as conducted by it when it entered into the Funding Contract; and

(e) carry on and conduct its business in a proper and efficient manner and will not make any substantial change to the general nature or scope of its business as carried on at the date of the Funding Contract.

5.4 the Issuer will, promptly on Peoplender’s request, supply (or procure the supply of) such documentation and other evidence as is reasonably requested by Peoplender, including but not limited to documentation/evidence required in order for Peoplender to be able to carry out, and be satisfied that it has complied with, all necessary “know your customer” or other similar checks under all applicable laws and regulations.

5.5 the Issuer agrees that it will not:

(a) borrow any monies or request for financing from its directors, officers, members, partners, shareholders or any other third party that ranks in priority of recovery to the Funding. In the event that the Issuer does make such borrowing or financing (without prejudice to Clause 6) the rights to payment of that loan or financing will be subordinated behind the Funding, except to the extent otherwise required by the applicable insolvency law and any other applicable laws;

(b) enter into any amalgamation, demerger, merger or corporate reconstruction.

6.	Events of Default

6.1 The Issuer agrees that should any of the events or circumstances set out in clause 6.2 occurs, each shall be deemed to be an Event of Default, and Peoplender may, upon becoming aware of the occurrence of an Event of Default, on the Investors’ behalf, terminate all the Funding Contracts relating to a Funding and demand immediate payment of the Funding whereupon Peoplender shall be entitled forthwith to take such action as may be appropriate against the Issuer, including action to sue and institute by way of civil suit for the recovery of the Funding Amount or any part or parts thereof.

6.2 Each of the following events or circumstances shall be deemed an Event of Default, i.e. if:

(a) in respect of a Funding Contract other than a Bullet Payment Funding Contract, the Issuer misses, fails to pay or only partially pays any of the monthly instalments or other payment that is due, or in respect of a Bullet Payment Funding Contract, the Issuer misses or fails to pay, in full, the single bullet payment on or by the date on which such amount is due;

(b) the Issuer has provided false information (including without limitation the purpose for which the Funding has been requested) or has failed to provide any material information of which it is aware in a way which could have affected the decision to allow the Issuer to register on the Platform, the decision to list Funding Requests on the Platform, the risk scoring grade that Peoplender has given to the Funding, or the information that is provided to Investors in contemplation of their providing funding to the Issuer;

(c) the Issuer has breached the terms of a Funding Contract (including the terms of these Funding Conditions and the Key Contract Terms) and/or any other funding contract that it is a party to (including those relating to a different funding on the Platform) and, in respect of other funding contracts only, either notice has been given to the Issuer ending that funding contract or Peoplender has reasonable grounds to believe that as a result of such breach:

(i) the Issuer will also breach the terms of the Funding Contracts (or any of them); or

(ii) any of the other events of default stated in this clause will occur;

(d) any legal proceedings, suit or action of any kind whatsoever (whether criminal or civil) is instituted against the Issuer which could or might result in a material adverse charge in the Issuer’s financial condition, business or assets or affect its ability to perform its obligations under a Funding Contract;

(e) the Funding is not used for the purposes stated or is used for illegal purposes;

(f) an event or a series of events (whether within or outside Malaysia and whether of a national or an international nature) including any act of violence, terrorism, hostility or war or other calamity has occurred which in Peoplender’s opinion:-

(i) could or might affect the Issuer’s ability or willingness to fully comply with all or any of its obligations under any Funding Contract or make it improbable that the Issuer would be able to do so; or

(ii) could or might jeopardize the Funding;

(g) a notice or proposal for compulsory acquisition of all or any of the assets of the Issuer is issued or made under or by virtue of an Act of Parliament or other statutory provision;

(h) in Peoplender’s opinion, the Issuer has not carried on/ is not carrying on its business affairs in accordance with sound financial and industrial standards and practices;

(i) the Issuer’s membership of the Platform is terminated / terminable for any reason under Fundaztic Terms and Conditions;

(j) the Issuer becomes insolvent, or any step is taken which could result in it becoming insolvent, or a petition is presented, or an order made or an effective resolution passed for the winding up or dissolution or for the appointment of a liquidator of the Issuer;

(k) the Issuer ceases to pay its debts or is unable to pay its debts as they fall due or is deemed unable or admits its inability to do so or makes a general assignment for the benefit of or a composition with its creditors or allowed a judgement against it to remain unsatisfied for a period of fourteen (14) days or not discharged or stayed within twenty-one (21) days from the date of the taking of the step or petition;

(l) the Issuer sells or disposes of the whole or substantial part of its undertaking, property or assets or ceases to carry on its business or a substantial part of its business as conducted by it when it entered into the Funding Contract;

(m) notice is given of an intention to appoint an administrator, a petition is filed or a competent court makes an order for the appointment of an administrator in relation to the Issuer;

(n) an encumbrancer takes possession or steps are taken for the appointment of an administrator or receiver or administrative receiver or manager or supervisor or sequestrator over the whole or any substantial part of the undertaking or assets of the Issuer;

(o) any person who has provided a guarantee and indemnity for the Funding or any Funding Part breaches the terms of any guarantee and indemnity or other Fundaztic document that it is a party to, or disputes or threatens to dispute the enforceability of that guarantee and indemnity or other document, or suffers or is likely to suffer a material adverse change to their financial position, or Peoplender has any reason to believe that a guarantee and indemnity or security document has become unenforceable, and in any case, a replacement guarantee and indemnity or security document has not been provided to Peoplender’s reasonable satisfaction within fourteen (14) days of a request from Peoplender;

(p) the Issuer (or if any person who has provided a guarantee and indemnity for the Funding or any Funding Part) dies, becomes of unsound mind, becomes bankrupt or makes a voluntary arrangement with anyone that they owe money to;

(q) a claim by taxation authorities of Malaysia (or any other governmental department of agency or other public body) is, or is reasonably likely to be adversely decided against the Issuer and the Issuer does not meet any payment obligation relating to that claim within the required period;

(r) there is a change in applicable law or regulations or in the financial, economic or political conditions in Malaysia which in Peoplender’s opinion (which opinion shall be final and binding) would render it inadvisable or impractical or impossible or illegal or unlawful for the Funding to be/ continue to be made available or for the Issuer to perform or comply with any one or more of its obligations under the Funding Contract;

(s) a material adverse change occurs in the financial condition of Issuer, or Peoplender believes that the prospect of payment or performance of the Issuer’s liabilities to the Investors is impaired; or

(t) any event or a series of events whether related or not has or have occurred which in Peoplender’s opinion (which opinion shall be final and binding upon the Issuer) could or might affect or prejudice the ability or willingness of the Issuer to comply with all or any of its respective obligations hereunder.

7.	Fees & Charges

7.1 Where a Funding has been granted to the Issuer, the Issuer shall be required to pay fees to Peoplender to compensate it for its role in administering and facilitating the services provided to the Issuer on the Platform. This shall include the Origination Fees as per the prevailing fee tariff published on the Platform. The Origination Fees will be: (a) included in the total charge for financing in the Key Contract Terms and deducted from the amount financed before being transferred to the Issuer so the Issuer will receive the amount financed less the Origination Fees (and, where applicable, the amount of the first scheduled payment may also be debited upfront pursuant to clause 2.3 above), or (b) will be notified to you on the Platform and debited from the Fundaztic Trust Account before the total Funding is transferred to such third party as authorised in writing by the Issuer so such third party will receive the total Funding without any deductions thereto. The Issuer may also be liable to pay such other fees as may be determined by Peoplender and informed to the Issuer from time to time.

7.2 The Investor shall be obliged to pay to Peoplender a Platform Management Fee which will be deducted from:- (a) in respect of a Funding Contract other than a Bullet Payment Funding Contract, each payment to the Investor, and (b) in respect of a Bullet Payment Funding Contract, the single bullet payment to the Investor. The Platform Management Fee is imposed to cover the costs of running the Platform and administering the Funding.

7.3 Other fees or charges that may be charged by Peoplender (or by any collection agency Peoplender may appoint in relation to the Issuer’s Funding Contracts) and which will be added to the Funding or outstanding arrears are:

(a) For the Islamic funding, the issuer shall be subject to a late payment charge (“Late Payment Charge”) amounting up to ten per centum (10.0%) on the overdue or past due amount. For the avoidance of doubt, the Late Payment Charge consists of Ta`widh (compensation charge) of up to one per centum (1.0%) per annum on the overdue amount and Gharamah (penalty charge) for the remaining per centum (%) of the Late Payment Charge on the overdue amount. Ta`widh amount is allowed to be collected and earned by the Investor while Gharamah charge shall not be recognised as income and should be channelled to charity. However, as the Ta`widh amount forms part of administrative charges of the platform, the investors allow the platform to retain the corresponding amount on the basis of Ibra’, whereby the Investors waive their right to receive the Ta`widh amount to be given to the Platform. The combined rate of both Ta`widh and Gharamah imposed on overdue amount shall not be compounded on the total payment due and overdue and shall not exceed one hundred per centum (100%) of the overdue or past due Purchase Price amount.

(b) In respect of a Bullet Payment Funding Contract which has been deemed to have triggered an event of default, profit (“Additional Profit”) from the relevant due date until full payment is made (pro-rated on a daily basis) at the prescribed profit rate on the total funded amount as set out in the Key Contract Terms or Varied Key Contract Terms (as the case may be), and retain such Additional Profit.

(c) where a field agent has been employed as part of the collections process, Peoplender or its collection agency may charge a fee; and

(d) all litigation, enforcement and recovery costs and expenses, including (but not limited to) legal fees and expenses, to cover litigation or enforcement of any judgement in each case to recover any Funding or outstanding arrears.

The Issuer agrees that Peoplender reserves the right to waive, reduce the aforesaid fees from time to time. Any such changes will be notified to the Issuer and Investors on the Platform.

7A.	Transfer by Investors

7A.1 Each Investor may, subject to the requirements under the applicable laws and conditions determined by Peoplender from time to time, transfer by assignment his / her / its right, title and interest in any Funding Contract and all associated Funding Parts and all associated rights under the Fundaztic Terms and Conditions to any other registered Investor on the Platform.

7A.2 The Issuer’s rights and obligations under a Funding Contract that has been transferred shall not be adversely affected in any way whatsoever.

7A.3 An Issuer shall not be entitled to assign or transfer its rights or obligations under any Funding Contract.

7A.4 A transfer by assignment pursuant to clause 7A.1 of these Funding Conditions shall be effected by the transferring Investor and the new Investor entering into a Transfer Certificate. A Transfer Certificate will be entered into by electronic means in accordance with the Fundaztic Terms and Conditions upon the acceptance by the new Investor of an offer by the transferring Investor to sell a Funding Part (including using any automatic bid facility) and this will have the same effect as if the Transfer Certificate was signed in a hard single copy.

7A.5 At the time of entry into of a Transfer Certificate and notification to the Issuer (“Transfer Time”): (a) the transferring Investor assigns absolutely to the new Investor the rights, title and interest in the relevant Funding Contract and all associated rights; (b) the Issuer and the transferring Investor shall be released from further obligations towards one another under the relevant Funding Contract (“Discharged Obligations”); and (c) the Issuer and the new Investor shall assume those Discharged Obligations towards one another. The new Investor will, with effect from the Transfer Time, become a party to the relevant Funding Contract as an “Investor”.

7A.6 The Issuer confirms its agreement to these arrangements and waives any requirement for it to be a party to, or to receive a copy of the Transfer Certificate. Without prejudice to the aforesaid, Peoplender retains the right to deliver a copy of the Transfer Certificate electronically to the Issuer or give electronic notice to the Issuer of such assignment of the Funding Contract(s) and the Issuer accepts such notice as having been duly delivered.

7A.7 There shall otherwise be no effect on the Key Contract Terms applicable to that Funding Contract.

7A.8 Any fees charged by Peoplender for administering a transfer by assignment shall be paid by the relevant Investors in accordance with the Fundaztic Terms and Conditions, and the Issuer shall not be liable for any fees in connection with the transfer.

7A.9 This clause shall not be applicable to Islamic notes until such feature is made available

8.	Appointment of Collection Agent

8.1 Each Investor has agreed and irrevocably and unconditionally authorised Peoplender to pursue the Issuer and/or any guarantor(s) in respect of the Funding (directly or indirectly) in Peoplender’s own name as agent for and on behalf of such Investor for collection of monies due and payable in the event of a default in payment of any Funding Parts or for any other Event of Default hereunder or under any such guarantee and indemnity provided to the Investor. The Issuer hereby confirms its agreement to these arrangements.

8.2 The Issuer and Investors have agreed that Peoplender may, in turn appoint solicitors and/or recovery or debt collection agent(s). The Investors have also authorised Peoplender to take all and any reasonable actions to protect Peoplender’s, or the Investors’, rights as available in any relevant jurisdiction which may include:

●	registration of liens, charges and rights as available; and

●	any other action as available from time to time in accordance with the applicable laws.

8.3 The Issuer and Investors have acknowledged and agreed that if Peoplender (or the collection agent appointed by it) is unable to collect any financing and payables or part thereof under the Funding Contract(s) and/or any guarantee and indemnity, the Investors will retain the right to enforce their rights under the relevant Funding Contract and/or any such guarantee and indemnity directly against the Issuer and/or the guarantor(s). In such a situation, it is expressly agreed by the Issuer and the Investors that upon the request of an Investor, Peoplender shall provide such Investor with the relevant contact details of the Issuer and/or the guarantor(s) to enable the Investor to pursue its claim directly. The Issuer and the Investors hereby expressly agree that a written certification or certifications by Peoplender identifying the Issuer or Investors or guarantor(s) in respect of a Funding Contract will be final and conclusive evidence of the identity of such Issuer or Investors.

9.	Information Undertakings

9.1 If the Issuer is, or at any time becomes, aware of any of the following circumstances, claims or potential claims then the Issuer agrees with the Investor that it will promptly provide to Peoplender full written details of such circumstances, claims or potential claims:

(a) circumstances (including without limitation any claims, undisclosed liabilities, litigation, arbitration, court proceedings or investigations which are current, threatened, pending or otherwise reasonably likely to occur against the Issuer by any third party) which could or might result in a material adverse change in the Issuer’s financial condition, business or assets;

(b) any current or future claim (or potential claim) by the taxation authorities of Malaysia (or any other governmental department or agency or other public body) against the Issuer; and/or

(c) the occurrence of any event constituting an Event of Default or a potential Event of Default.

9.2 The Issuer shall, from time to time, on request from Peoplender, provide Peoplender with such information (including documents) as it may require about the Issuer’s financial condition, business and affairs, and compliance with the terms of the Funding Contract.

9.3 The Issuer shall permit Peoplender’s employees or agents on reasonable notice and during business hours to attend and inspect its premises and any of the Issuer’s books, accounts and records and to make copies of any such information. The Issuer agrees to meet with any such employee or agent within five (5) Business Days of request by Peoplender and answer all reasonable queries of such employee or agent.

10.	No Reliance

10.1 The Issuer confirms that, in entering into each Funding Contract, it has not relied on any representation made by or on behalf of Peoplender or the Platform or any of the Investors or on any written statement, advice, opinion or information given to the Issuer in good faith by or on behalf of Peoplender, the Platform or any of the Investors; and has been and will continue to be solely responsible for making its own independent appraisal and investigation of all risks arising under or in connection with each Funding Contract.

10.2 The Investors confirm that, in entering each Funding Contract and/or Transfer Certificate, it/ he/ she has not relied on any representation made by or on behalf of Peoplender, the Platform or the Issuer (except the representations made by the Issuer in these Funding Conditions), or on any written statement, advice, opinion or information given to the Investors in good faith by or on behalf of Peoplender or the Platform; and has been and will continue to be solely responsible for making its/ his/ her own independent appraisal and investigation of all risks arising under or in connection with each Funding Contract and/or Transfer Certificate.

11.	General

11.1 The Funding Conditions and each Funding Contract are governed by and construed in accordance with the laws of Malaysia, and each Investor and Issuer submits to the non-exclusive jurisdiction of the courts in Malaysia.

The Investor and Issuer hereby expressly agree(s) that Peoplender reserves the right to institute legal proceeding in the courts of any State in Malaysia and the Investor and Issuer hereby expressly agree(s) to waive any and all objection on the ground of forum non conveniens or any other jurisdictional objection.

11.2 If any part of the Funding Conditions is at any time held by a court of competent jurisdiction or found to be void, invalid, illegal or unenforceable, then it shall be treated as changed or reduced, only to the extent minimally necessary to bring it within the laws of that jurisdiction and to prevent it from being void and it shall be binding in that changed or reduced form. Subject to that, each provision shall be interpreted as severable and shall not in any way affect the validity or enforceability of the remainder of the Funding Conditions or the Funding Contract.

11.3 Any failure on the part of either party to exercise or enforce any right conferred upon it by a Funding Contract shall not be deemed to be a waiver of any such right or operate so as to prevent the exercise or enforcement of any right conferred upon the parties by the Funding Contract, and neither shall any waiver by either party of a breach of any provision of these Funding Conditions and/or the Funding Contract be considered to be a waiver of any other or later breach of the same, or any other, provision.

11.4 The records kept by Peoplender shall be conclusive of the facts and matters they purport to record.

11.5 The Issuer being a company (private limited or unlisted public) or partnership or limited liability partnership, by entering into the Funding Contract, the representative of the Issuer shall be required to make the following confirmation on the Platform: “I confirm that I am authorised by the business I represent to enter into this agreement for and on behalf of the business I represent and that I am authorised to bind the business I represent to the terms of this agreement.”

11.6 The parties shall do and cause to be done all such acts, matters and things and shall execute and deliver all such documents and instruments as shall be required to enable the parties to perform their respective obligations under, and to give effect to the transactions contemplated by, these Funding Conditions and/ or the Funding Contract.

11.7 These Funding Conditions, the Funding Contract and the documents referred to in it constitute the entire understanding and agreement of the parties relating to the subject matter of these Funding Conditions and the Funding Contract and supersedes, cancels and replaces all prior agreements between the parties which relate to the same subject matter whether written, oral, implied or as may be inferred from the correspondence, oral statements or conduct of the parties.

11.8 Save as it otherwise expressly stated herein, no amendments or variations to the Funding Contract (including these Funding Conditions) shall be effective unless agreed in writing by Peoplender and the duly authorised representatives of the parties.

11.9 Any notices to be given to the Issuer/Investor/Peoplender in relation to any Funding Contract shall be sent by email to the said party care of Fundaztic at support@fundaztic.com or creditadmin@fundaztic.com quoting the sender’s and recipient’s unique reference number allocated by Peoplender or verified e-mail address (as applicable).

Where Investors pursue their claims against the Issuer directly in the situation described in clause 8.3 above (at which time the identities and contact details of the Investors and the Issuer shall be made known to each other) all notices or demands to be given by either party in relation to the Funding Contract shall be made in writing and sent by e-mail, personally, by courier, by registered mail, or by facsimile to the last known correspondence, fax or e-mail address provided by such party. The unique reference numbers of the parties as allocated by Peoplender should be quoted in the said notices or demands. Notice by e-mail shall be deemed to be served upon and received upon being sent. Any notice sent by registered post shall be deemed to have been served on the fifth (5th) day after the date on which it is posted. Any notice sent by facsimile shall be deemed to have been served on the date on which such facsimile is transmitted. In each case, if the date of delivery is not a Business day, the date of service shall be next succeeding Business day.

Any legal notice, demand, writ or legal process issued by Peoplender against the Issuer/Investor shall be served by e-mail or by facsimile or by registered post to the e-mail address or facsimile number or the last known correspondence address provided by the Issuer/Investor to Peoplender. Any legal notice, demand, writ or legal process sent by e-mail shall be deemed to be served upon and received by the Investor/Issuer upon being sent by Peoplender. Any legal notice, demand, writ or legal process sent by registered post shall be deemed to have been served on the fifth (5th) day after the date on which it is posted (including the date of posting). Any legal notice, demand, writ or legal process sent by facsimile shall be deemed to have been served on the date on which such facsimile is transmitted. In each case, if the date of delivery is not a business day, the date of service shall be the next succeeding business day.

11.10 The Issuer and the Investors undertake that it/ he/ she shall not at any time after the date of the Funding Contract use, divulge or communicate to any person (except to professional representatives or advisers or as may be required by law or any legal or regulatory authority) any Confidential Information, and will use best endeavours to prevent the unauthorised publication or disclosure of any Confidential Information, and will only use such Confidential Information for the purposes of proposing, considering or making transactions through the Platform.

11.11 If any goods and services tax or any other similar tax is chargeable on any sum payable by the Issuer to the Investors, or by the Issuer to Peoplender, or by the Investors to Peoplender, the Issuer or the Investors, as the case may be, shall pay to the relevant party (in addition to and simultaneously with the payment of such sum) an amount equal to the amount of the goods and services tax or any such other tax payable.

11.12 The Issuer and Investor hereby expressly agree that a written confirmation signed by a duly authorised representative of Peoplender and issued by Peoplender shall be final and conclusive proof of the Issuer’s indebtedness under the Funding Contract. Where the Issuer has incurred outstanding financing from more than one Funding Contract, the Issuer and Investor hereby expressly agree that a written confirmation signed by a duly authorised representative of Peoplender and issued by Peoplender shall be final and conclusive proof of the Issuer’s total indebtedness under all the Funding Contracts.

12.	Service and Complaints

12.1 The Issuer should contact Peoplender if there are any terms of a Funding Contract it wishes to discuss. Alternatively the Issuer may wish to seek independent advice to help it fully understand the Funding Contract and the implications of its terms.

12.2 If the Issuer or Investor wishes to make a complaint about the Funding Contract or the Platform, they may do so in person, in writing or by post or email or by telephone. Please see Fundaztic’s Complaints Procedure (accessible on the Platform at “Complaints Procedure”).

13	Ibra’

For Islamic funding or financing, in the event of early settlement payment by the Issuer, the Investor may grant the Issuer ibra’ on the profit amount based on the formula below; Ibra’ = Deferred Profit - Early Settlement Charge (if any) - fees & charges (if any);

Where (i) Deferred Profit is Total Profit – Accrued Profit, and (ii) Total Profit = Sale Price – Purchase Price

In the event that payment is received on a timely basis for full settlement, the amount difference between Contracted Profit Rate and Prevailing Profit Rate shall be given as Ibra’.

14.	Interpretation

14.1 Unless the context otherwise requires, reference in these Funding Conditions to:

(a) persons include individuals, corporations, and unincorporated bodies or associations that are recognised at law (whether or not having a separate legal personality and irrespective of their jurisdiction or origin, incorporation or residence);

(b) a party means a party to these Funding Conditions (namely, the Issuer and the Investor) and includes their respective successors and permitted assigns;

(c) Clauses and Schedules shall be references to the relevant clause or schedule of these Funding Conditions; and a reference to a paragraph is to the relevant paragraph in the Schedule in which it appears;

(d) the terms “including”, “include”, “in particular” or any similar expression shall be construed as illustrative and shall not limit the sense of the words preceding those terms; and

(e) the singular includes the plural (and vice versa) and use of any gender includes the other genders.

14.2 The headings in these Funding Conditions are for convenience only and shall not affect the construction or interpretation of these Funding Conditions.

14.3 Any reference to these Funding Conditions, Fundaztic Terms and Conditions, contract or document includes any amendments or variations thereto made from time to time and any other instrument entered into supplemental thereto or in substitution thereof.

14.4 Save as it otherwise expressly stated herein, any liberty or power or discretion which may be exercised or any determination which may be made hereunder by Peoplender may be exercised or made in Peoplender’s absolute and unfettered discretion and Peoplender shall not be under any obligation to give any reason therefor. For the avoidance of doubt, the Issuer and the Investors acknowledge and agree that they will not challenge Peoplender’s authority granted and/or Peoplender’s discretion exercised here under or under the Fundaztic’s Terms and Conditions.

14.5 The term “Issuer” in these Funding Conditions shall, in reference to an entity established as a partnership or sole proprietorship, include, where the context requires, any partner or sole proprietor of such Issuer.

15.	Defined terms

15.1 In these Funding Conditions and each Funding Contract the following words have the meanings set out next to them in the table below:

“Issuer”	an entity registered on the Platform for the purpose of raising funds via the Platform.

“Bullet Payment Funding Contract”

The Funding Contract(s) in respect of a Funding under which payment of the Funding Amount thereunder will be required to be made by the Issuer in a single bullet payment at the expiry of the tenure thereof.

“Business Day”	any day except a Saturday, Sunday or public holiday and on which banks in Kuala Lumpur are open for business.

“Confidential Information”

all information in whatever form (including in visual, oral or electronic form) relating to Peoplender or any Investor (including all Investor profiles) or a company that was previously an Investor which is provided or disclosed through the Platform (or to any employees or agents) in connection with the use of the Platform.

“Event of Default”	any of the events as described in clause 6 of these Funding Conditions.

“Key Contract Terms”

the summary of the key commercial terms applicable to a particular Funding and Funding Contract made on a single occasion between an Issuer and each relevant Investor and shall include where applicable, any varied Key Contract Terms.

“Investor” or “Investors”	the individuals or entities registered on the Platform for the purposes of investing funds via the Platform.

“Funding”	the aggregate amount(s) of funds raised by an Issuer pursuant to a Funding Contract or multiple Funding Contracts entered into between an Issuer and an Investor (or multiple Investors).

“Funding Amount “

in respect of a Funding, the total amount of Purchase Price or profit and any applicable fees outstanding under the Funding Contract or multiple Funding Contracts relating to that Funding at the time of calculation.

“Funding Conditions”	these Funding Conditions.

“Funding Contract”	the agreement governing the terms on which an Investor has provided a Funding Part to an Issuer, in each case made up of the Funding Conditions and Key Contract Terms applicable to the relevant Funding. A Funding Contract constitutes an “investment note” within the meaning of Chapter 13 of theby an Investor to provide funding to an Issuer the whole or part of the Funding Amount requested pursuant to a Funding Request.

“Funding Part”	in respect of a Funding which has been provided by multiple Investors, the part of a Funding which has been provided by a particular Investor.

“Funding Request”	a request for funding by an Issuer which is listed on the Platform.

“Platform Management Fee”	the fee charged by Peoplender to Investors to cover the cost of administering Funding Contracts, as specified in clause 7.2.

“Minimum Funding Goal”	in relation to a Funding Request, an amount equivalent to at least eighty per cent (80%) of the total amount to be raised pursuant to a Funding Request within the relevant funding period.

“Peoplender”	Peoplender Sdn Bhd (Company No. 1169655-M), the operator of the Platform.

“Fundaztic Trust Account”

a segregated trust account established and maintained by a licensed third party administrator in a bank licensed under the Financial Services Act 2013 or Islamic Financial Services Act 2013 for the sole purpose of holding funds to which the Issuer and or the Investor is beneficially entitled to.

“Fundaztic Terms and Conditions”

the Issuer Terms and/or the Investor Terms, and/or a Funding Contract and/or any other terms and conditions in relation to the Platform which are applicable to the Issuer or the Investors, as the case may be.

“Platform”	the internet marketplace which Peoplender operates at www.Fundaztic.com for the purpose of matching Funding Request and Funding Offers.

“Origination Fees”	the fees charged by Peoplender to the Issuer for enabling the Issuer to borrow on the Platform, as specified in clause 7.1.

“Transfer Certificate”	the pre-determined form to be entered into between two Investors who have agreed on the Platform to buy and sell Funding Part(s) and assign their rights under the relevant Funding Contract(s).

Key Contract Terms

These are the Key Contract Terms referred to in Clause 6.9 of the Issuer Terms and Clause 6.13 of the Investor Terms in respect of the Financing with reference number: AN20250605052811795310 listed on the Platform pursuant to the Issuer’s Financing Application.

Unless otherwise expressly stated, all terms used in these Key Contract Terms shall have the same meanings as those defined in the Issuer Terms (accessible at AN20250605052811795310).

No.	Matter	Particulars
(A) Issuer’s Details
1.	Unique Reference Number	AN20250605052811795310
2.	Business	Information and Communication
3.	Purpose of Funding	Working Capital
(B) Funding Particulars
1.	Principal Amount	RM100,000.00 only
2.	Tenure	24 months
3.	Prescribed Interest Rate (%)	12.30% per annum (flat rate)
4.	Repayment Tenure	24 consecutive monthly installments of RM5,191.67 each as set out on your personal page under the “My Fundings” section of the “Platform”. The first scheduled repayment will be deducted upfront from the disbursed amount.

/s/ Lim Seow Leong	/s/ Chu Hoon Weng

Lim Seow Leong	Chu Hoon Weng
860827435273	860130296269
Personal Banking Details :-	Personal Banking Details :-
Bank Name : MAYBANK	Bank Name : OCBC
Bank Account No. : 108057098570	Bank Account No. : 7012518252